SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) JULY 31, 2002

         INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2002-1G Trust)


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            COMMONWEALTH OF AUSTRALIA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-90190                                       Not Applicable
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne, Victoria, Australia      Not Applicable
------------------------------------------------------------      --------------
      (Address of principal executive offices)                       (Zip Code)


                                  613-9612-1111
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements

                Not applicable.

         (b     Pro Forma Financial Information

                Not applicable.

         (c)    Exhibits



EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     ---------------------

25.1 Statement of Eligibility of Note Trustee on Form T-1, dated July 31, 2002, executed by The Bank of New York, in its capacity as Note Trustee, pursuant to the requirements of the Trust Indenture Act of 1939.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (Registrant)




Dated:  July 31, 2002           By:  /s/  Sam Kyriacou
                                   ---------------------------------------------
                                   Name:  Sam Kyriacou
                                   Title: Director

                                INDEX OF EXHIBITS
EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------

25.1 Statement of Eligibility of Note Trustee on Form T-1, dated July 31, 2002, executed by The Bank of New York, in its capacity as Note Trustee, pursuant to the requirements of the Trust Indenture Act of 1939.

                                  EXHIBIT 25.1

                    STATEMENT OF ELIGIBILITY OF NOTE TRUSTEE